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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                  _____________________________________________

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               September 16, 1998
                               ------------------
                                 Date of Report


                           BAXTER INTERNATIONAL INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        1-4448                                           36-0781620
------------------------                      ---------------------------------
(Commission file number)                      (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                     60015
---------------------------------------                     -----
(Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (847) 948-2000




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                              (Page 1 of 7 pages)

Item 5. Other Events.

     On September 16, 1998, the attached press release was issued.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    BAXTER INTERNATIONAL INC.
                                    -----------------------------
                                           (Registrant)


                                        /S/ Jan S. Reed
                                    By: __________________________
                                        Jan S. Reed
                                        Secretary



Date: September 16, 1998